--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                          SECURITIES AND EXCHANGE COMMISSION


                                Washington, D.C. 20549



                                       FORM 8-K


                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  September 4, 1997


                            Commission file number 0-27492


                  UNITED STATES SATELLITE BROADCASTING COMPANY, INC.
                (Exact name of registrant as specified in its charter)


              MINNESOTA                               41-1407863
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
 incorporation or organization)


                      3415 UNIVERSITY AVENUE, ST. PAUL, MN 55114
                  (Address of principal executive offices)(zip code)

                                    (612) 645-4500
                 (Registrant's telephone number, including area code)


                                         N/A
Former name, former address and former fiscal year, if changed since last report



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 8.  CHANGE IN FISCAL YEAR

    On September 4, 1997, the Board of Directors of the registrant voted to change the registrant's fiscal year end from June 30 to December 31, beginning with a short fiscal year ending on December 31, 1997. A transition report for the period July 1, 1997 through December 31, 1997 will be filed on Form 10-K.




                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 18, 1997              UNITED STATES SATELLITE
                                       BROADCASTING COMPANY, INC.



                                  By:  /s/ Gerald D. Deeney
                                       -------------------------------
                                       Gerald D. Deeney
                                       Treasurer and Chief Financial Officer
                                       (Principal Financial and Accounting
                                       Officer)


                                          2